Effective immediately, the sub-section entitled "MFS International Value Fund" under the main heading "Appendix A – Description of Underlying Funds" is restated in its entirety as follows:

MFS International Value Fund

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their intrinsic value (value companies). These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies.

MFS may invest the fund’s assets in companies of any size.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, structured securities, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

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